UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 24, 2008

AVALON PHARMACEUTICALS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32629	52-2209310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20358 Seneca Meadows Parkway, Germantown, Maryland		20876
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-556-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 24, 2008, Avalon Pharmaceuticals, Inc. (the "Company") received a letter from The NASDAQ Stock Market LLC ("NASDAQ") notifying the Company that it fails to comply with NASDAQ’s Marketplace Rule 4450(a)(5) (the "Minimum Bid Price Rule") because the bid price for the Company’s common stock over the last 30 consecutive business days has closed below the minimum $1.00 per share requirement for continued listing. The NASDAQ letter dated September 24, 2008 has no immediate effect on the listing of the Company’s common stock.

In accordance with Marketplace Rule 4450(e)(2), the Company has a period of 180 calendar days, or until March 23, 2009, to regain compliance. If at any time before March 23, 2009, the bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of 10 consecutive business days, NASDAQ will provide written notification that the Company has achieved compliance with the Minimum Bid Price Rule. If compliance with the Minimum Bid Price Rule cannot be demonstrated by March 23, 2009, the Company’s common stock will be subject to delisting from the NASDAQ Global Market.

In the event that the Company receives notice that its common stock is being delisted from The NASDAQ Global Market, NASDAQ rules permit the Company to appeal any delisting determination by the NASDAQ staff to a NASDAQ Listing Qualifications Panel. Alternatively, NASDAQ may permit the Company to transfer its common stock to The NASDAQ Capital Market if it satisfies the requirements for initial inclusion set forth in NASDAQ Marketplace Rule 4310(c), except for the bid price requirement. If its application for transfer is approved, the Company would have an additional 180 calendar days to comply with the Minimum Bid Price Rule in order to remain on The NASDAQ Capital Market.

The Company will continue to monitor the bid price for its common stock and consider various options available to it if its common stock does not trade at a level that is likely to regain compliance.

The Company issued a press release on September 26, 2008 that disclosed its receipt of this letter from NASDAQ. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1 Press Release dated September 26, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON PHARMACEUTICALS, INC.

September 29, 2008	By:	/s/C. Eric Winzer

Name: C. Eric Winzer
Title: Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 26, 2008